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                            UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.  20549

                               Form 8-K

                            CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   December 2, 2005
                                                --------------------------

                                DeVRY INC.
         ------------------------------------------------------
         (Exact name of registrant as specified in its charter)

       DELAWARE                  1-13988                   36-3150143
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(State or other jurisdiction    (Commission           (IRS Employer
 of incorporation)               File Number)          Identification No.)


   ONE TOWER LANE, OAKBROOK TERRACE, IL               60181
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(Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code  (630)571-7700
                                                  ------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ] Written communications pursuant to Rule 425 under Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Total number of pages: 3

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                                DEVRY INC.
                              FORM 8-K INDEX


                                                                Page No.
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Item 8.01 - Other Events                                           3

Signatures                                                         3

















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Item 8.01 - Other Events

DeVry Inc. reported in its Proxy Statement for the annual meeting of stockholders held on November 9, 2005, that its independent Directors meet separately in executive session without employee Directors or representatives of management at each regularly scheduled meeting of the Board. However, the Company did not report which Director presides at such meetings.

At its meeting held on November 9, 2005, the Board of Directors designated non-management director Robert C. McCormack to preside at the regularly scheduled executive sessions of the non-management directors.



Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              DEVRY INC.
                                             ------------
                                             (REGISTRANT)


Date: December 2, 2005                       /s/Norman M. Levine
                                             -------------------------
                                             Norman M. Levine
                                             Senior Vice President and
                                             Chief Financial Officer